Prospectus Supplement
John Hancock Investment Trust
John Hancock Diversified Macro Fund (the fund)
Supplement dated January 15, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, Pablo E. Calderini no longer serves as a portfolio manager of the fund. Accordingly, all references to Pablo E. Calderini are removed from the Summary Prospectus.
In addition, effective immediately, Jens Foehrenbach is added as a portfolio manager of the fund. Thomas Feng, Ph.D. and Kenneth G. Tropin continue to serve as portfolio managers of the fund, and together with Jens Foehrenbach, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following is added to the fund’s portfolio manager information in the “Fund summary” section under the heading “Portfolio management”:
Jens Foehrenbach
Co-Portfolio Manager, President and Chief Investment Officer
Managed the fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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